                               SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              NORTH LILY MINING COMPANY
                   (Name of Registrant as Specified in its Charter)

                                    Not Applicable
       (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
     6(i)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
    1)   Title of each class of securities to which transaction applies:

          -----------------------------------------------------------------
    2)   Aggregate number of securities to which transaction applies:

          -----------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          -----------------------------------------------------------------
    4)   Proposed maximum aggregate value of transaction:

          -----------------------------------------------------------------
    5)   Total fee paid:

          -----------------------------------------------------------------
[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)   Amount Previously Paid:

          -----------------------------------------------------------------
    2)   Form, Schedule or Registration Statement No.:

          -----------------------------------------------------------------
    3)   Filing Party:

          -----------------------------------------------------------------
    4)   Date Filed:

          -----------------------------------------------------------------

- --------------------------------------------------------------------------------
                              NORTH LILY MINING COMPANY

- --------------------------------------------------------------------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held                , 1996
                                   ---------------
- --------------------------------------------------------------------------------


    The Annual Meeting of the Shareholders of North Lily Mining Company (the "Company") will be held on ______, 1996, at ___ _.M. (local time) at ______________________, for the following purposes:

    (1) To elect five members of the Board of Directors to hold office until the next annual meeting of shareholders, or until their successors are duly elected and qualify;

    (2) To consider and act upon a Plan of Recapitalization to reverse split the outstanding Common Stock by changing each 10 issued and outstand-ing shares into one issued and outstanding share of Common Stock;

    (3)  To approve and adopt the Company's 1996 Stock Option Plan;

    (4)  To approve and adopt the Company's 1996 Restricted Stock Plan;

    (5 To amend the Company's Articles of Incorporation to change the name of the Company to Tamarine NLMC Ltd.;

    (6) To amend the Company's Articles of Incorporation to authorize 5,000,- 000 shares of Preferred Stock; and

    (7) To transact such other business as properly may come before the meeting.

    Only shareholders of record at the close of business on __________, 1996 will be entitled to vote at the meeting. The transfer books of the Company will not be closed.

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE INDICATE ON THE ENCLOSED PROXY WHETHER YOU PLAN TO ATTEND THE MEETING. IN ANY EVENT, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO INSURE YOUR SHARES ARE REPRESENTED AT THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING EVEN THOUGH YOU HAVE EXECUTED AND RETURNED A PROXY.

                              By order of the Board of Directors:

                              W. Gene Webb, Secretary

Denver, Colorado
March __, 1996

                              NORTH LILY MINING COMPANY
                            1800 Glenarm Place, Suite 210
                                Denver, Colorado 80202
                                    (303) 294-0427

                                   PROXY STATEMENT

                            ANNUAL MEETING OF SHAREHOLDERS
                             To be held ___________, 1996


                                     INTRODUCTION

    The Proxy enclosed with this Proxy Statement will be first sent or given to shareholders on or about March __, 1996, in connection with the solicitation by the directors of North Lily Mining Company (the "Company") of Proxies to be used at an Annual Meeting of Shareholders to be held at __:__ _.m. (local time), _________, 1996 at _______________________________________________________
___________________________________________________ (the "Annual Meeting").

PERSONS MAKING THE SOLICITATION

    The Proxy is solicited on behalf of the directors of the Company. The original solicitation will be by mail. Following the original solicitation, management expects that certain individual shareholders will be further solicited through telephonic or other oral communications from management. Management may use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit Proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares. All solici-tation expenses will be borne by the Company.

TERMS OF THE PROXY

    The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides a box corresponding to each such matter. By appropriately marking each box, a shareholder may specify whether to confer to or to withhold from management the authority to vote the shares represented by the Proxy. The Proxy also confers upon management discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

    If the Proxy is executed properly and is received by management prior to the Annual Meeting, the shares represented by the Proxy will be voted. Where a shareholder specifies a choice with respect to the matter to be acted upon, the shares will be voted in accordance with such specification. Any Proxy which is executed in such a manner as not to withhold authority shall be deemed to confer such authority.

    A Proxy may be revoked at any time prior to its exercise by (1) so notify-ing the Company in writing, (2) filing with the Company a duly executed proxy bearing a later date, or (3) voting in person at the Annual Meeting.


                   VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING SECURITIES

    The securities entitled to vote at the Annual Meeting consist of all of the issued and outstanding shares of the Company's $.10 par value common stock (the "Common Stock"). The close of business on _____________ 1996, has been fixed by the Board of Directors of the Company as the record date. Only shareholders of record as of the record date may vote at the Annual Meeting. As of the record date, there were 28,057,403 shares of Common Stock issued and outstanding.

VOTING RIGHTS AND REQUIREMENTS

    Each shareholder of record as of the record date will be entitled to one vote for each share of Common Stock held as of the record date.

    QUORUM AND VOTES REQUIRED FOR APPROVAL. The presence at the Annual Meeting of the holders of an amount of shares of each class of stock entitled to vote at the meeting, representing the right to vote shares of Common Stock of not less than one-third of the number of shares of Common Stock outstanding as of the record date will constitute a quorum for transacting business. Directors will be elected by plurality vote. The affirmative vote of the majority of outstanding shares is necessary to amend the Articles of Incorporation. The affirmative vote of the majority of shares represented at the meeting and entitled to vote thereat is necessary to approve the Plan of Recapitalization, to adopt the 1996 Stock Option Plan, to adopt the 1996 Restricted Stock Plan, and to approve all other matters that may come before the Annual Meeting.

    PRINCIPAL SECURITY HOLDERS. The following table sets forth information, as of the record date, with respect to the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock, and by directors, nominees, and officers of the Company, and by officers and directors as a group.

                                 AMOUNT AND NATURE OF
NAME OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP (1)   PERCENT OF CLASS (2)

CEDE & Co.                          12,797,377                   45.61%
Box 20
Bowling Green Station
New York, NY 10004

Kray & Co.                           3,240,829                   11.55%
One Financial Place
440 South LaSalle Street
Chicago, IL 60605

Stephen E. Flechner                    860,000 (3)                2.98%

W. Gene Webb                           850,000 (3)                2.94%

Theodore E. Loud                        70,000                    0.25%

Nick DeMare                             57,300 (4)                0.20%

John R. Twohig                             -0-                       --

R. Nigel Horsley                           -0-                       --

All officers and directors
as a group (4 persons)               1,837,300 (5)                6.16%

- ---------------
(1) Information with respect to beneficial ownership is based upon information furnished by each shareholder of contained in filings made with the Securities and Exchange Commission. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the shares shown.

(2) Based on 28,057,403 shares outstanding. Where the persons listed on this table have the right to obtain additional shares of Common Stock within 60 days from _______, 1996, these additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such persons, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(3) Includes 850,000 shares of Common Stock issuable upon exercise of presently exercisable options.

(4) Includes 50,000 shares of Common Stock issuable upon exercise of presently exercisable options.

(5) Includes 1,750,000 shares of Common Stock issuable upon exercise of presently exercisable options.

CHANGES IN CONTROL

    No arrangements are known to the Company, including any pledge by any person of securities of the Company, the operation of which may, at a subsequent date, result in a further change in control of the Company.


                               MATTERS TO BE ACTED UPON

                          PROPOSAL 1:  ELECTION OF DIRECTORS

    The directors of the Company are elected to serve until the next annual shareholders' meeting or until their respective successors are elected and qualify. Officers of the Company hold office until the meeting of the Board of Directors immediately following the next annual shareholders' meeting or until removal by the Board of Directors. Interim replacements for resigning directors and officers are appointed by the Board of Directors.

    The names of the nominees for directors and certain information about them are set forth below:

NAME                 AGE  POSITION WITH THE       BUSINESS EXPERIENCE
                          COMPANY

Stephen E. Flechner  53   President and Chief     May 1994 to present -
                          Executive Officer and   President of the Company;
                          Director                1979 to 1993 - Vice President,
                                                 General Counsel & Secretary,
                                                 Gold Fields Mining Corp.,
                                                 Denver, Colorado; April 1993
                                                 to present - President of
                                                 Akiko Gold Resources Ltd.,
                                                 Vancouver, British Columbia

W. Gene Webb         57   Executive Vice          May 1994 to present -
                          President, Corporate    officer and director of
                          Secretary and Director  the Company; September 1989 to
                                                  March 1994 - President and
                                                  director of Canadian
                                                  Industrial Minerals Corp.,
                                                  Denver, Colorado; May 1989 to
                                                  present - officer and director
                                                  of Tellis Gold Mining Company,
                                                  Vancouver, British Columbia;
                                                  March 1990 to June 1994 -
                                                  President and director of
                                                  Jerez Investment Corp.,
                                                  Denver, Colorado; September
                                                  1978 to present - President
                                                  and director of Ferret
                                                  Exploration Company, Inc.,
                                                  Denver, Colorado

NAME                 AGE  POSITION WITH THE       BUSINESS EXPERIENCE
                          COMPANY

John R. Twohig       43   Vice President -        January 1994 to present -
                          Corporate Development   Chairman and Chief Executive
                          and Director            Officer of Tamarine Ventures
                                                  Ltd., Vancouver, British
                                                  Columbia; January 1990 to
                                                  December 1994 - senior marine
                                                  consultant for international
                                                  clients, Vancouver, British
                                                  Columbia

Theodore E. Loud     60   Director                1986 to present - President of
                                                  Tel Advisors Inc. of Virginia,
                                                  Charlottesville, Virginia, a
                                                  registered investment adviser
                                                  and corporate financial
                                                  consulting company

R. Nigel Horsley     48   Director                August 1995 to present - Vice
                                                  Chairman of Tamarine Ventures
                                                  Ltd., Vancouver, British
                                                  Columbia; April 1995 to August
                                                  1995 - Vice President of
                                                  Tamarine Ventures Ltd.; April
                                                  1993 to March 1995 - Vice
                                                  President, Treasurer,
                                                  Secretary and director of
                                                  International Telepresence
                                                  Corporation, Vancouver,
                                                  British Columbia; June 1991 to
                                                  March 1993 - Director of
                                                  Corporate Communications,
                                                  Xillix Technologies,
                                                  Vancouver, British Columbia;
                                                  October 1989 to June 1991 -
                                                  Consultant to B.C. Hydro
                                                  Power, Vancouver, British
                                                  Columbia; 1993 to present -
                                                  Partner, Vice President, and
                                                  Secretary to the Board of
                                                  Accuflex Products Inc., North
                                                  Vancouver, British Columbia;
                                                  1993 to present - Vice
                                                  President and Partner of
                                                  Applied Power & Propulsion,
                                                  Vancouver, British Columbia;
                                                  1985 to 1989 - Consultant for
                                                  Hill & Knowlton and Comcore
                                                  Public Affairs, Vancouver,
                                                  British Columbia

     The following table sets forth, as of the date of this Proxy Statement, the names and ages of the Company's executive officers, including all positions and offices held by each such person. These officers are elected to hold office for one year or until their respective successors are duly elected and qualified:


NAME                 AGE  POSITION WITH THE       BUSINESS EXPERIENCE
                          COMPANY

Stephen E. Flechner  53   President and Chief     See table above.
                          Executive Officer and
                          Director

W. Gene Webb         57   Executive Vice          See table above.
                          President,Corporate
                          Secretary and
                          Director

Nick DeMare          40   Treasurer               Chartered Accountant.  May
                                                  1991 to present - President,
                                                  Chase Management Ltd.,
                                                  Vancouver, British Columbia;
                                                  February 1986 to April 1991 -
                                                  Vice President and Chief
                                                  Financial Officer, Ingot
                                                  Management Ltd., Vancouver,
                                                  British Columbia.  Mr. DeMare
                                                  is a director and/or officer
                                                  of several publicly-traded
                                                  Canadian companies.

John R. Twohig       43   Vice President -        See table above
                          Corporate Development
                          and Director

     Except as otherwise indicated below, no organization by which any officer or director previously has been employed is an affiliate, parent, or subsidiary of the Company.

     The Company does not have any standing audit, nominating, or compensation committees of the Board of Directors.

     Messrs. Flechner and Webb have been directors since May 1994. They took action seven times by unanimous written consent during the 1995 fiscal year. Each director participated in the written consents that occurred during the period he was a director. Messrs. Twohig, Loud, and Horsley became directors in March 1996. There have been no official meetings of the board of directors since August 20, 1992.

Compliance with Section 16(a) of the Exchange Act

     During the fiscal year ended December 31, 1995, there were no known failures to file on a timely basis Forms 3, 4, and/or 5 with the Securities and Exchange Commission as required by Section 16(a) of the Securities Exchange Act of 1934.

EXECUTIVE COMPENSATION

     The following table sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the Chief Executive Officer of the Company and by each other executive officer of the Company whose total salary and bonus exceeded $100,000 in the Company's fiscal year ended December 31, 1995.

                              SUMMARY COMPENSATION TABLE


                                                    LONG TERM COMPENSATION
                                              -------------------------------
                   ANNUAL COMPENSATION                 AWARDS        PAYOUTS
                 -------------------------------------------------------------

NAME                                  OTHER    RESTRICTED
AND                                   ANNUAL     STOCK     OPTIONS/  LTIP ALL   OTHER
PRINCIPAL                             COMPEN-   AWARD(S)    SARS     PAYOUTS    COMPEN-
POSITION    YEAR    SALARY    BONUS  SATION ($)   ($)        (#)      ($)       SATION ($)
- ------------------------------------------------------------------------------------------
Stephen     1995   $110,000(1)  -0-     -0-       -0-         -0-      -0-         -0-
E.          1994    $82,500(2)  -0-     -0-       -0-     850,000      -0-         -0-
Flechner,   1993       -0-      -0-     -0-       -0-         -0-      -0-         -0-
President
and Chief
Executive
Officer (2)
- ------------------------------------------------------------------------------------------
W. Gene     1995   $110,000(1)  -0-     -0-       -0-         -0-      -0-         -0-
Webb,       1994   $ 82,500(2)  -0-     -0-       -0-     850,000      -0-         -0-
Executive   1993        -0-     -0-     -0-       -0-         -0-      -0-         -0-
Vice
President
and
Corporate
Secretary
- ------------------------------------------------------------------------------------------
William E.  1995        -0-     -0-     -0-        -0-        -0-      -0-        -0-
Grafham,    1994        -0-     -0-     -0-        -0-    120,000      -0-        -0-
former      1993                -0-     -0-        -0-        -0-      -0-        -0-
Chairman
of the
Board,
President
and Chief
Executive
Officer(3)(4)
- ------------------------------------------------------------------------------------------
Anton R.    1995        -0-     -0-     -0-        -0-        -0-      -0-         -0-
Hendriksz,  1994        -0-     -0-     -0-        -0-        -0-      -0-         -0-
former      1993   $132,505     -0-     -0-        -0-        -0-      -0-     $62,500
Chairman
of the
Board
- ------------------------------------------------------------------------------------------
Thomas L.   1995        -0-     -0-     -0-       -0-        -0-       -0-         -0-
Crom,       1994        -0-     -0-     -0-       -0-        -0-       -0-         -0-
former      1993   $ 89,772     -0-     -0-       -0-        -0-       -0-     $50,000
President,
Chief
Executive
Officer &
Treasurer (4)
- ------------------------------------------------------------------------------------------
George A.   1995        -0-     -0-     -0-       -0-        -0-       -0-        -0-
Holcomb,    1994        -0-     -0-     -0-       -0-        -0-       -0-    $20,834(5)
former      1993   $126,250     -0-     -0-       -0-        -0-       -0-        -0-
Vice
President
of
Operations
- ----------------


(1) Unpaid as at December 31, 1995. In addition, Messrs. Flechner and Webb have each agreed to defer a portion of their salaries. See "Certain Transactions" below.

(2) Unpaid as at December 31, 1994. Messrs. Flechner and Webb have each agreed to accept shares of Common Stock of the Company in settlement of their unpaid salaries. See also"Certain Transactions" below.

(3) Mr. Grafham resigned as an officer of the Company as of May 17, 1994. On that date, Mr. Flechner became the Chief Executive Officer of the Company.

(4) Mr. Crom resigned as of October 25, 1993. On that date, Mr. Grafham became the Chief Executive Officer of the Company.

(5) Vacation pay paid to Mr. Holcomb.

    Employment agreements with the Company's executive officers are described below in "Employment Agreements."

    The Company does not pay non-officer directors for their services as such nor does it pay any director's fees for attendance at meetings. Directors are reimbursed for any expenses incurred by them in their performance as directors.

STOCK OPTION PLANS

    The Company adopted an Incentive Stock Option Plan (the "Plan") in 1984 under which a total of 2,500,000 shares were available for grant to provide incentive compensation to officers and key employees of the Company.

    The Plan was administered by the Board of Directors. Options could be granted for up to 10 years at not less than the fair market value at the time of grant except that the term could not exceed five years and the price had to be 110% of fair market value for any person who at the time of grant held more than 10% of the total voting power of the Company. Unless otherwise specified by the Board of Directors, options were exercisable as they vested at a rate of 2.77% per month, and terminated ten years after the date of grant. The Plan expired october 31, 1994.

    Options may be exercised by payment of the option price (i) in cash, (ii) by tender of shares of Common Stock of the Company and which have a fair market value equal to the option price, or (iii) by such other consideration as the Board of Directors may approve at the time the option is granted.

    At December 31, 1995, options to purchase 1,972,500 shares at $0.20 were outstanding under the plan.

    There were no individual grants of stock options or freestanding stock appreciation rights made during the fiscal year ended December 31, 1995.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
- ---------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF SECURITIES
                                                                      UNDERLYING        VALUE OF UNEXERCISED
                                                                      UNEXERCISED            IN-THE-MONEY
                                                                     OPTIONS/SARS AT        OPTIONS/SARS AT
                                                                    FISCAL YEAR END (#)     FISCAL YEAR END ($)

                         SHARES ACQUIRED                             EXERCISABLE/            EXERCISABLE/
NAME                      ON EXERCISE (#)     VALUE REALIZED ($)     UNEXERCISABLE            UNEXERCISABLE
- ---------------------------------------------------------------------------------------------------------------
Stephen E. Flechner           -0-                   -0-                850,000/0                    0/0
- ---------------------------------------------------------------------------------------------------------------
W. Gene Webb                  -0-                   -0-                850,000/0                    0/0
- ---------------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------------


    The Company has no other long-term incentive plans.

    There are no arrangements pursuant to which directors of the Company are compensated in their capacities as such.

EMPLOYMENT AGREEMENTS

    Effective May 16, 1994, Messrs. Flechner and Webb entered into employment agreements with the Company. The agreements provide for compensation consisting of annual salary of $120,000; benefits which shall include health and disability insurance, key-man life insurance, and retirement plan; an annual cash bonus, 50% of which may be taken in the Company's common stock at the election of Messrs. Flechner and Webb; and equity grants pursuant to the Company's incentive stock option plan and restricted stock plan. The term of the employment agreements is five years.

TOTAL RETURN TO STOCKHOLDERS
[GRAPH]


- --------------------------------------------------------------------------------------------------
TOTAL RETURN ANALYSIS
                          12/31/90    12/31/91    12/31/92      12/31/93    12/30/94     12/29/95
- --------------------------------------------------------------------------------------------------
NORTH LILY MINING CO.     $100.00     $ 78.57      $ 64.29      $ 42.86      $ 14.29      $  7.14
- --------------------------------------------------------------------------------------------------
S&P 500 GOLD              $100.00     $ 81.24      $ 75.88      $138.70      $112.14      $126.15
- --------------------------------------------------------------------------------------------------
NASDAQ COMPOSITE (US)     $100.00     $160.84      $187.19      $214.88      $210.05      $296.81
- --------------------------------------------------------------------------------------------------

S&P 500 GOLD DATA PROVIDED BY BLOOMBERG FINANCIAL MARKETS

CERTAIN TRANSACTIONS

    During 1994, the Company was charged management, consulting, and office administration fees of $183,786 by private companies owned or controlled by William E. Grafham, a former officer and director of the Company. In addition, during 1994 these companies made disbursements on behalf of the Company. As of December 31, 1994, $265,000, which included an outstanding balance of $82,167 as of December 31, 1993, remained unpaid. As indicated in the table below, the indebtedness of $265,000 was paid in 1995 with the issuance of 883,334 shares of the Company's Common Stock.

    During 1994 and 1995, , the Company was charged management, consulting, and office administration fees of $65,264 (Cdn.$91,488) and $51,194 (Cdn.$70,400), respectively, by private companies owned by Nick DeMare, an officer of the Company. As of December 31, 1994, $68,448 (Cdn. $95,860), including amounts unpaid from December 31, 1993, remained unpaid. As indicated in the table below, indebtedness of $50,000 was paid in 1995 with the issuance of 166,667 shares of the Company's Common Stock. As of December 31, 1995, $31,079 remained unpaid.

    In order to reduce its cash requirements during 1995, the Company negotiated with certain current and former directors and officers, related companies, and creditors to settle $354,250 of indebtedness and unpaid amounts through the issuance of Common Stock at an ascribed price of $0.30 per share to the following parties:


                       Indebtedness to be      Ascribed Price   Number of
Creditor               Settled by Shares       per Share        Shares


W.G. Ltd.(1)               $265,000               $0.30            883,334
DNG Capital Corp.(2)       $ 50,000               $0.30            166,667
Others                     $ 39,250               $0.30            130,834
Total                      $354,250                             1,180,8351



(1) A private company owned by William E. Grafham

(2) A private company owned by Nick DeMare.

All of the shares were issued in 1995.

    During 1993, Mr. Anton R. Hendriksz and Mr. Thomas L. Crom, then Chairman of the Board and President of the Company, respectively, agreed to terminate their existing employment agreements with the Company and to provide consulting services to International Mahogany Corp. ("Mahogany") and the Company for a 24-month period in consideration for cash payments of $125,000 and $100,000, respectively, and quarterly cash payments of $12,500 each over a 24-month period. The termination and consulting payments were to be shared equally by Mahogany and the Company. Subsequent to an initial payment in 1993 of $31,250 to Mr. Hendriksz and $25,000 to Mr. Crom (being the Company's share of one-half of their termination payments), the Company and Mahogany have not made further payments to Messrs. Hendriksz and Crom. However, the Company has included $156,250 (being the Company's share of the termination and consulting obligations) as due to former officers and directors.

    The Agreement also outlined that Company stock purchase options held by Messrs. Hendriksz and Crom would, subject to regulatory approval, be extended for a two-year period and that the exercise price would be adjusted to then current market levels and be allowed to be granted to Canadian companies owned by Messrs. Hendriksz and Crom. These stock purchase options have not been amended.

    Pursuant to a Settlement Agreement dated June 20, 1995, assignees of Messrs. Hendriksz and Crom agreed to accept 150,000 and 125,000 shares of the Company's Common Stock, respectively, in full settlement of all claims against the Company.

    On August 25, 1995, Turks Ltd., a private company of which W. Gene Webb is a director, borrowed $74,532 (Cdn.$100,000) and in turn loaned the money to the Company. The Company pledged 90,000 shares of Baja Gold Inc. stock as collateral to secure the loan. The loan was due November 30, 1995 and interest was charged at the rate of 8.875% per annum. Neither Turks Ltd. nor Mr. Webb received any compensation from this transaction.

    On October 3, 1995, the Turks, Ltd. loan principal described above was repaid with proceeds from a loan made to the Company by a non-affiliated third party. The loan was in the amount of $97,167 (Cdn.$130,000), was originally due December 31, 1995, and accrued interest at the rate of 8% per annum. The Company pledged 90,000 shares of Baja Gold Inc. Stock as collateral to secure the loan. The loan was extended to January 31, 1996 and paid as of that date.

    During 1994, the Company recorded $165,000 as due to officers relating to unpaid salaries to Messrs. Flechner and Webb. The officers originally agreed not to demand payment of this amount until January 2, 1996, at which time the indebtedness was to be either settled with cash, if available, or the issuance of shares of the Company, at an ascribed price of $0.30 per share. The amount remained outstanding at December 31, 1995. In addition, effective January 1, 1995, the officers agreed to reduce their salary compensation by 10% (the "1995 Compensation") and further agreed to receive only a 75% portion of the 1995 Compensation in cash and the remaining 25% portion as deferred compensation.
The cash portion will be paid only upon the Company completing a financing and the deferred compensation will be paid only in the event that the Company generates operating cash flow or completes a major financing. The deferred compensation may be either settled with cash or the issuance of the Company's Common Stock, at a predetermined price per share, at the officer's election. During 1995, the Company recorded $220,000 of the 1995 Compensation as accounts payable. As at December 31, 1995, a total of $385,000 was due to Messrs. Flechner and Webb, who have agreed not to demand payment of amounts owed to them until January 2, 1997.


                PROPOSAL 2:  AUTHORIZATION TO IMPLEMENT REVERSE SPLIT

    The Board of Directors has proposed, subject to shareholder approval, to effect a 1-for-10 reverse stock split whereby every ten (10) shares of the Company's currently outstanding shares of Common Stock will be exchanged for one share of Common Stock. There are presently 28,057,403 shares outstanding, and the reverse split would reduce this number to approximately 2,805,740 shares. The reverse split will not alter the number of shares of Common Stock authorized for issuance, which will remain at 30,000,000 shares. Messrs. John R. Twohig and R. Nigel Horsley, officers and directors of the Company and of Tamarine Ventures Ltd. have a substantial interest in this proposal, since approval of the reverse split is one of the conditions precedent to consummation of the Share Exchange with Tamarine Ventures Ltd.

SHARE EXCHANGE WITH TAMARINE VENTURES LTD.

    On November 17, 1995, the Company executed an Agreement and Plan of Share Exchange (the "Agreement") with Tamarine Ventures Ltd., a company incorporated under the laws of British Columbia, Canada ("Tamarine"). The Agreement provides for the issuance of one post-reverse stock split share of Common Stock of the Company in exchange for each four common shares of Tamarine, thereby making Tamarine a wholly-owned subsidiary of the Company (the "Share Exchange"). At the closing of the Share Exchange, the Company would issue 2,000,000 post-reverse split shares of its Common Stock to the shareholders of Tamarine.

    The Agreement contemplates that Tamarine will acquire other businesses and/or companies using shares of the Company's Common Stock. On November 24, 1995, Tamarine executed a Business Sale Agreement with Atlay Cat Sales and Services Pty. Ltd of Queensland, Australia, to acquire its business, known as Cougar Catamarans. Cougar Catamarans manufactures and sells boats ranging in size from 7.5 to 35 meters, which include passenger ferries, pleasure boats, scenic tour boats, fishing boats, dive boats, and patrol boats. Sales are made to countries in the Pacific Rim: Japan, Hong Kong, China, Singapore, New Zealand, the United States, Papua New Guinea, Tahiti, Noumea, and the Maldives. The purchase price is $2,500,000 plus the value at closing of inventory and work in process. Of the purchase price, $500,000 is to be made in shares of the Company's Common Stock.

REASONS FOR THE PROPOSED REVERSE STOCK SPLIT

    In addition to the reverse stock split being a condition precedent to the consummation of the Share Exchange with Tamarine, management of the Company is proposing the reverse stock split for the following reasons: management believes a reverse stock split will (1) reduce the number of outstanding shares of Common Stock and thereby make available shares of Common Stock with which to acquire assets into the Company; and (2) help raise the trading price of the Company's Common Stock. In discussions by the Company's executive officers with members of the brokerage and banking industries, the Company has been advised that the brokerage firms might be more willing to evaluate the Company's securities as a possible investment opportunity for their clients and may be more willing to act as a market maker in the Company's securities if the price range for the Company's Common Stock were higher. Management believes that additional interest by the investment community in the Company's stock, of which there can be no assurance, is desirable.

    Management of the Company also believes that existing low trading prices of the Company's Common Stock may have an adverse impact upon the current level of the trading market for the Common Stock. In particular, brokerage firms often charge higher commissions for transactions involving low-priced stocks than they would for the same dollar amount of securities with a higher per share price. Some brokerage firms will not recommend purchases of low-priced stocks to their clients or make a market in such stock, which tendencies may adversely affect the liquidity for current shareholders and the Company's ability to obtain additional equity financing.

EFFECTS OF APPROVAL OF THE REVERSE STOCK SPLIT

    Theoretically, the market price of the Company's Common Stock should increase approximately 10-fold following the proposed reverse stock split. It is hoped that this will result in a price level which will overcome the reluctance, policies, and practices of broker-dealers described above and increase interest in the Company's Common Stock by investors. Shareholders should note that the effect of the reverse stock split upon the market price for the Company's Common Stock cannot be accurately predicted. Further, there can be no assurance that the per share market price of the post-split Common Stock will trade at a price 10 times the price of the pre-split Common Stock or, if it does, that the price can be maintained at that level for any period of time.

    On March 21, 1996, the closing bid and asked prices of the Company's Common Stock were $.125 and $.1875 per share, respectively, as reported by NASDAQ. The foregoing quotation reflects inter-dealer prices, without retail mark-up mark-down, or commission and may not represent actual transactions.

    Management, by implementing a reverse stock split, does not intend to "take the company private" by decreasing the number of shareholders of the Company. Management does not believe that a 1-for-10 reverse stock split would result in any shareholders being eliminated or closed out as a result of holding less than one share after the reverse stock split. Approximately 3,300 shareholders as of

March 11, 1996, have a number of shares not evenly divisible by 10. As disclosed below, the Company will round up to the nearest whole share instead of issuing fractional shares resulting from the reverse stock split.

PROCEDURE FOR IMPLEMENTING THE REVERSE SPLIT

    If this proposal is adopted by the shareholders, ten (10) shares of pre-split Common Stock will be exchanged for each share of post-split Common Stock. Shares of post-split Common Stock may be obtained by surrendering certificates representing shares of pre-split Common Stock to the Company's transfer agent, American Securities Transfer, Inc., 938 Quail Street, Suite 101, Lakewood, Colorado 80215 (the "Transfer Agent"). To determine the number of shares of post-split Common Stock issuable to any record holder, the total number of shares represented by all of the certificates issued in the name of that record holder held in each account as set forth on the records of the Transfer Agent on the date upon which the reverse split becomes effective will be divided by 10. Upon surrender to the Transfer Agent of the share certificate(s) representing shares of pre-split Common Stock and the applicable transfer fee, which presently is $15.00 per certificate payable by the holder, the holder will receive a share certificate representing the appropriate number of shares of post-split Common Stock. If the division described above results in a quotient which contains a fraction, the Company will round up to the nearest whole share instead of issuing a fractional share. Shareholders are not required to exchange their certificates of pre-split Common Stock for post-split Common Stock. It is anticipated that the reverse split will be effected immediately following receipt of the necessary shareholder approval.

FEDERAL INCOME TAX EFFECTS OF THE PLAN

    Holders of Common Stock will not be required to recognize any gain or loss if the reverse stock split is effected. The tax basis of the aggregate shares of post-split Common Stock received by present shareholders will be equal to the basis of the aggregate shares of the pre-split Common Stock exchanged therefor. The holding period for shares of post-split Common Stock will include the holding period of the pre-split Common Stock when calculated for purposes of taxation or sales under Rule 144 of the Rules and Regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Rule 144 requires that "restricted securities," as defined in Rule 144, be held at least two years before routine sales can be made in accordance with the provisions of the Rule. Rule 144 provides that shares issued in a reverse stock split are deemed to have been held from the date of acquisition of the shares involved in the reverse stock split.

RECOMMENDATION AND VOTE REQUIRED

    The Board recommends that the shareholders vote "FOR" this proposal to approve the reverse stock split. The affirmative vote of a majority of the shares represented at the Meeting and entitled to vote is required for approval. See "Voting Securities and Principal Holders Thereof" above.


                   PROPOSAL 3:  ADOPTION OF 1996 STOCK OPTION PLAN

    The Board is requesting that the shareholders of the Company adopt the 1996 Stock Option Plan (the "Plan") reserving an aggregate of 2,750,000 shares of the Company's Common Stock (the "Available Shares") for issuance pursuant to the exercise of stock options ("Options") which may be granted to employees, officers, and directors of the Company and consultants to the Company. The Plan also provides for annual adjustment in the number of Available Shares, commencing December 31, 1996, to a number equal to 10% of the number of shares outstanding on December 31 of the preceding year or 2,750,000 shares, whichever is greater. The Plan was adopted by the Board of Directors on March 22, 1996. The Plan is designed to (i) induce qualified persons to become employees, officers, or directors of the Company; (ii) reward such persons for past services to the Company; (iii) encourage such persons to remain in the employ of the Company or associated with the Company; and (iv) provide additional incentive for such persons to put forth maximum efforts for the success of business of the Company. To the extent that management personnel may be eligible to receive Options which may be granted under the Plan, management has an interest in obtaining approval of the Plan by the Company's shareholders. As of December 31, 1995, eight persons were eligible to participate in the Plan.

    The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"). In addition to determining who will be granted Options, the Committee has the authority and discretion to determine when Options will be granted and the number of Options to be granted. The Committee may determine which Options may be intended to qualify ("Incentive Stock Option") for special treatment under the Internal Revenue Code of 1986, as amended from time to time (the "Code") or Non-Qualified Options ("Non-Qualified Stock Options") which are not intended to so qualify. See "Federal Income Tax Consequences" below. The Committee also may determine the time or times when each Option becomes exercisable, the duration of the exercise period for Options and the form or forms of the instruments evidencing Options granted under the Plan. The Committee may adopt, amend, and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan. The Committee may amend the Plan without shareholder approval where such approval is not required to satisfy any statutory or regulatory requirements.

    The Plan provides that disinterested directors will receive automatic options grants to purchase 100,000 shares (10,000 post-reverse split shares) of the Company's Common Stock upon their initial appointment or election as directors, and on the date of each subsequent annual shareholders' meeting, which vest in 33-1/3% installments commencing on the first anniversary of the grant date. Grants to employee directors and officer/directors can be either Non-Qualified Stock Options or Incentive Stock Options, to the extent that they do not exceed the Incentive Stock Option exercise limitations, and the portion of an option to an employee director or officer/director that exceeds the dollar limitations of Code Section 422 will be treated as a Non-Qualified Stock Option. All options granted to disinterested directors will be Non-Qualified Options.

    The Committee also may construe the Plan and the provisions in the instruments evidencing options granted under the Plan to employee and officer participants and is empowered to make all other determinations deemed necessary or advisable for the administration of the Plan. Option grants to disinterested directors are self-administering and not subject to the Committee's discretion. The Committee may not adversely affect the rights of any participant under any unexercised option or any potion thereof without the consent of such participant. This Plan will remain in effect until it is terminated by the Compensation Committee, except that no Incentive Stock Option will be granted after March 22, 2006.

    The Plan contains provisions for proportionate adjustment of the number of shares for outstanding options and the option price per share in the event of stock dividends, recapitalizations resulting in stock splits or combinations or exchanges of shares.

    Participants in the Plan may be selected by the Committee from employees and officers of the Company and its subsidiaries and consultants to the Company and its subsidiaries. Disinterested directors receive annual automatic option grants, as described above. In determining the persons to whom options will be granted and the number of shares to be covered by each option, the Committee will take into account the duties of the respective persons, their present and potential contributions to the success of the Company, and such other factors as the Committee deems relevant to accomplish the purposes of the Plan.

    Only employees of the Company and its subsidiaries, as the term "employee" is defined for the purposes of the Code will be entitled to receive Incentive Stock Options. Incentive Stock Options granted under the Plan are intended to satisfy all requirements for incentive stock options under Section 422 of the Code and the Treasury Regulations thereunder.

    Each option granted under the Plan will be evidenced by a written option agreement between the Company and the optionee. The option price of any Incentive Stock Option may be not less than 100% of the Fair Market Value per share on the date of grant of the option; provided, however, that any Incentive Stock Option granted under the Plan to a person owning more than ten percent of the total combined voting power of the Common Stock will have an option price of not less than 110% of the Fair Market Value per share on the date of grant of the Incentive Stock Option. Each Non-Qualified Stock Option granted under the Plan will be at a price no less than 85% of the Fair Market Value per share on the date of grant thereof, except that the automatic stock option grants to disinterested directors will be at a price equal to the Fair Market Value per share on the date of grant. "Fair Market Value" per share as of a particular date is defined in the Plan as the last sale price of the Company's Common Stock as reported on a national securities exchange or on the NASDAQ System or, if none, the average of the closing bid and asked prices of the Company's Common Stock as reported by NASDAQ or, if such quotations are unavailable, the value determined by the Committee in its discretion in good faith.

    The exercise period of options granted under the Plan may not exceed ten years from the date of grant thereof. Incentive Stock Options granted to a person owning more than ten percent of the total combined voting power of the Common Stock of the Company will be for no more than five years. Except in the case of options granted to disinterested directors, who comprise the Compensation Committee, the Committee will have the authority to accelerate or extend the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. However, no exercise period may be extended to increase the term of the option beyond ten years from the date of the grant.

    To exercise an option, the optionee must pay the full exercise price in cash, in shares of Common Stock having a Fair Market Value equal to the option price or in property or in a combination of cash, shares, and property and, subject to approval of the Committee. The Committee has the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to purchase the shares of Common Stock thereunder and, if so, to determine the value of the property received.

    An option may not be exercised unless the optionee then is an employee, officer, or director of the Company or its subsidiaries, and unless the optionee has remained continuously as an employee, officer, or director of the Company since the date of grant of the option. If the optionee ceases to be an employee, officer, or director of the Company or its subsidiaries other than by reason of death, disability, or for cause, all options granted to such optionee, fully vested to such optionee but not yet exercised, will terminate three months after the date the optionee ceases to be an employee, officer or director of the Company. All options which are not vested to an optionee, under the conditions stated in this paragraph for which employment ceases, will immediately terminate on the date the optionee ceases employment or association.

    If an optionee dies while an employee, officer or director of the Company, or if the optionee's employment, officer, or director status terminates by reason of disability, all options theretofore granted to such optionee, whether or not otherwise exercisable, unless earlier terminated in accordance with their terms, may be exercised at any time within one year after the date of death or disability of said optionee, by the optionee or by the optionee's estate or by a person who acquired the right to exercise such options by bequest or inheritance or otherwise by reason of the death or disability of the optionee.

    Options granted under the Plan are not transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder. Options may be exercised, during the lifetime of the optionee, only by the optionee and thereafter only by his legal representative. An optionee has no rights as a shareholder with respect to any shares covered by an option until the option has been exercised.

    As a condition to the issuance of shares upon the exercise of an option, the Company will require the optionee to pay to the Company the amount of the Company's tax withholding liability required in connection with such exercise. The Company, to the extent permitted or required by law, may deduct a sufficient number of shares due to the optionee upon exercise of the option to allow the Company to pay such withholding taxes. The Company is not obligated to advise any optionee of the existence of any tax or the amount which the Company will be so required to withhold.

FEDERAL INCOME TAX CONSEQUENCES

    The federal income tax discussion set forth below is included for general information only. Optionees are urged to consult their tax advisors to determine the particular tax consequences applicable to them, including the application and effect of foreign, state, and local income and other tax laws.

    INCENTIVE STOCK OPTIONS. No income results to the holder of an Incentive Stock Option upon the grant thereof or issuance of shares upon exercise thereof. The amount realized on the sale or taxable exchange of the Option Shares in excess of the option exercise price will be considered a capital gain, except that, if a sale, taxable exchange, or other disposition occurs within one year after exercise of the Incentive Stock Option or two years after the grant of the Incentive Stock Option (generally considered to be a "disqualifying disposition"), the optionee will realize compensation, for federal income tax purposes, on the amount by which the lesser of (I) the fair market value on the date of exercise or (ii) the amount realized on the sale of the shares, exceeds the exercise price. Any appreciation on the shares between the exercise date and the disposition will be taxed to the optionee as capital gain. The difference between the exercise price and the fair market value of the shares acquired at the time of exercise is a tax preference item for the purpose of calculating the alternative minimum tax on individuals under the Code. This preference amount will not be included again in alternative minimum taxable income in the year the taxpayer disposes of the stock.

    NON-QUALIFIED STOCK OPTIONS. No compensation will be realized by the optionee of a Non-Qualified Stock Option at the time it is granted. Upon the exercise of a Non-Qualified Stock Option, an optionee will realize compensation for federal income tax purposes on the difference between the exercise price and the fair market value of the shares acquired at the time of exercise. If the optionee exercises a Non-Qualified Stock Option by surrendering shares of the Company's Common Stock, the optionee will not recognize income or gain at the time of exercise.

    CONSEQUENCES TO THE COMPANY. The Company recognizes no deduction at the time of grant or exercise of an Incentive Stock Option and recognizes no deduction at the time of grant of a Non-Qualified Stock Option. The Company will recognize a deduction at the time of exercise of a Non-Qualified Stock Option on the difference between the option price and the fair market value of the shares on the date of grant. The Company also will recognize a deduction to the extent the optionee recognizes income upon a disqualifying disposition of shares underlying an Incentive Stock Option.

VESTING

    Unless otherwise specified in an optionee's agreement, options granted under the Plan to officers, officer/directors, disinterested directors who are not on the Committee, and employees will become vested with the optionee under the following schedule: 50% upon the first anniversary of the option grant and 12.5% upon each of the four three-month periods following the first anniversary.

RECOMMENDATION AND VOTE REQUIRED

    The Board recommends that the shareholders vote "FOR" this proposal to approve the 1996 Stock Option Plan. The affirmative vote of a majority of the shares represented at the Meeting and entitled to vote is required for approval of the 1996 Stock Option Plan. See "Voting Securities and Principal Holders Thereof" above.


                 PROPOSAL 4:  ADOPTION OF 1996 RESTRICTED STOCK PLAN

    The Board is requesting that the shareholders of the Company adopt the 1996 Restricted Stock Plan (the "Plan") reserving an aggregate of 2,750,000 shares (the "Available Shares") of the Company's Common Stock for issuance to employees, officers, and directors of the Company and consultants to the Company. The Plan also provides for annual adjustment in the number of Available Shares, commencing December 31, 1996, to a number equal to 10% of the number of shares outstanding on December 31 of the preceding year or 2,750,000 shares, whichever is greater. The Plan was adopted by the Board of Directors on March 22, 1996. The Plan is designed to (i) induce qualified persons to become employees, officers, or directors of the Company; (ii) reward such persons for past services to the Company; (iii) encourage such persons to remain in the employ of the Company or associated with the Company; and (iv) provide additional incentive for such persons to put forth maximum efforts for the success of business of the Company. To the extent that management personnel may be eligible to receive shares which may be issued under the Plan, management has an interest in obtaining approval of the Plan by the Company's shareholders. As of December 31, 1995, eight persons were eligible to participate in the Plan.

    Shares issued under this Plan are "restricted" in the sense that they are subject to repurchase by the Company at cost during the vesting period.

    The Plan will be administered by the Compensation Committee of the board of Directors (the "Committee"). Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"). In addition to determining who will be issued shares, the Committee has the authority and discretion to determine when shares will be issued and the number of shares to be issued. The Committee also may determine the purchase price of the shares issued under the Plan, the period or periods of time during which the Company will have a right to repurchase the shares and the terms and conditions of such repurchase, and the form or forms of the instruments evidencing the issuance of shares pursuant to the Plan. The Committee may adopt, amend, and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan. The Committee may amend the Plan without shareholder approval where such approval is not required to satisfy any statutory or regulatory requirements.

    The Plan provides that disinterested directors will receive automatic issuances of 100,000 shares (10,000 post-reverse split shares) of the Company's Common Stock upon their initial appointment or election as directors, and on the date of each subsequent annual shareholders' meeting, which vest in 33-1/3% installments commencing on the first anniversary of the issue date.

    The Committee also may construe the Plan and is empowered to make all other determinations deemed necessary or advisable for the administration of the Plan. Issuances to disinterested directors are self-administering and not subject to the Committee's discretion. The Committee may not adversely affect the rights of any participant under any rights previously granted without the consent of such participant. This Plan will remain in effect until it is terminated by the Compensation Committee.

    The Plan contains provisions for proportionate adjustment of the number of shares that may be issued under the Plan and the exercise price of any rights of repurchase or of first refusal under this Plan in the event of stock dividends, recapitalizations resulting in stock splits or combinations or exchanges of shares.

    Participants in the Plan may be selected by the Committee from employees and officers of the Company and its subsidiaries and consultants to the Company and its subsidiaries. Disinterested directors receive annual automatic issuances, as described above. In determining the persons to whom shares will be issued and the number of shares to be issued, the Committee will take into account the duties of the respective persons, their present and potential contributions to the success of the Company, and such other factors as the Committee deems relevant to accomplish the purposes of the Plan.

    Shares issued under the Plan will be evidenced by a written restricted stock purchase agreement between the Company and the participant. Shares issued under the Plan are transferable only if the transferee agrees to be bound by all of the terms of the Plan, including the Company's right to repurchase the shares, and only if such transfer is permissible under federal and state securities laws. To facilitate the enforcement of the restrictions on transfer, the Committee may require the holder of the shares to deliver the certificate(s) for such shares to be held in escrow during the period of restriction.

FEDERAL INCOME TAX CONSEQUENCES

    The federal income tax discussion set forth below is included for general information only. Participants are urged to consult their tax advisors to determine the particular tax consequences applicable to them, including the application and effect of foreign, state, and local income and other tax laws.

    Section 83(a) of the Internal Revenue Code provides that the receipt of stock subject to a substantial risk of forfeiture and which is nontransferable does not result in taxable income until the restrictions lapse. At that time, the employee recognizes compensation income (taxable at the rate applicable to ordinary income) in the amount of the spread between the value of the stock and the amount, if any, the employee paid for the stock. The Company must withhold employment taxes on this income, and generally may deduct the amount the employee includes in income as an ordinary business expense.

VESTING

    Unless otherwise specified in a participant's agreement, shares issued under the Plan to officers, officer/directors, disinterested directors who are not on the Committee, and employees will become vested with the participant under the following schedule: 50% upon the first anniversary of the date of issuance and 12.5% upon each of the four three-month periods following the first anniversary.

RECOMMENDATION AND VOTE REQUIRED

    The Board recommends that the shareholders vote "FOR" this proposal to approve the 1996 Restricted Stock Plan. The affirmative vote of a majority of the shares represented at the Meeting and entitled to vote is required for approval of the 1996 Restricted Stock Plan. See "Voting Securities and Principal Holders Thereof" above.

                               PROPOSAL 5: NAME CHANGE

    The Company proposes to amend Article I of its Articles of Incorporation to change its name to Tamarine NLMC Ltd., anticipating consummation of the Share Exchange with Tamarine Ventures Ltd. A copy of Article I as it would read following adoption of this proposal is included as Exhibit A to this Proxy Statement. See Proposal 2: Authorization to Implement Reverse Split. Should the Share Exchange not be consummated the Company would not file the amendment for the name change, even if this proposal is adopted.

RECOMMENDATION AND VOTE REQUIRED

    The Board recommends that the shareholders vote "FOR" this proposal to approve the name change of the Company. The affirmative vote of a majority of the outstanding shares entitled to vote is required for approval. See "Voting Securities and Principal Holders Thereof" above.


                     PROPOSAL 6: AUTHORIZATION OF PREFERRED STOCK

    The Company proposes to amend Article IV of its Articles of Incorporation to authorize 5,000,000 shares of Preferred Stock, no par value per share. A copy of Article IV as it would read following adoption of this proposal is included as Exhibit A to this Proxy Statement. The board of directors would be given the authority to determine the terms of the Preferred Stock, including dividend rates, conversion prices, voting rights, redemption prices, maturity dates, and other rights and preferences. No further authorization by holders of the Common Stock for the issuance of the Preferred Stock is to be obtained.

    Although no offering of Preferred Stock is contemplated in the proximate future, the current Board of Directors believes that it is desirable to have shares of Preferred Stock available for issuance. Current management has had many discussions with other parties while attempting to acquire assets and/or businesses into the Company. Shares of Preferred Stock would represent another means to acquire assets and/or businesses. The terms of the Preferred Stock could be negotiated on a transaction-by-transaction basis. It is unlikely that further authorization for the issuance of the securities by a vote of holders of the Common Stock will be solicited prior to such issuance. None of the directors or executive officers of the Company has any substantial interest, direct or indirect, in this proposal.

RECOMMENDATION AND VOTE REQUIRED

    The Board recommends that the shareholders vote "FOR" this proposal to approve the authorization of the Preferred Stock. The affirmative vote of a majority of the outstanding shares entitled to vote is required for approval. See "Voting Securities and Principal Holders Thereof" above.


                      RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

    Coopers & Lybrand served as the independent accountants for the Company for the year ended December 31, 1995. Management of the Company intends to select such firm as the Company's independent accountants for the fiscal year ending December 31, 1996.

    A representative of Coopers & Lybrand is not expected to be present at the Annual Meeting.

                                    OTHER MATTERS

    Except for the matters referred to in the accompanying Notice of Annual Meeting, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented that is a proper subject for action by the shareholders at the meeting. However, if any other matters should properly come before the meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person or persons acting under the Proxy.


                                    ANNUAL REPORT

    The Company's Annual Report to Shareholders is being mailed with this Proxy Statement. It does not contain all the information contained in the Company's Form 10-K for the year ended December 31, 1995, as filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

    UPON WRITTEN REQUEST AND PAYMENT OF A REASONABLE FEE TO COVER THE COMPANY'S EXPENSES, THE COMPANY WILL FURNISH ANY PERSON WHO IS A SHAREHOLDER OF THE COMPANY, AS OF ________, 1996, A COPY OF THE FORM 10-K AND ANY EXHIBIT TO THE FORM 10-K LISTED IN ITEM 14 THEREOF. ANY SUCH WRITTEN REQUEST MAY BE ADDRESSED TO THE CORPORATE SECRETARY, NORTH LILY MINING COMPANY, 1800 GLENARM PLACE, SUITE 210, DENVER, COLORADO 80202. THE WRITTEN REQUEST SHALL INCLUDE A GOOD FAITH REPRESENTATION THAT, AS OF _____________, 1996, THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF COMMON STOCK OF THE COMPANY ENTITLED TO VOTE AT THE ANNUAL MEETING.


                              INCORPORATION BY REFERENCE

    The Company hereby incorporates by reference the financial statements and section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Annual Report to Shareholders which is being mailed with this Proxy Statement.


                                SHAREHOLDER PROPOSALS

    Any shareholder proposing to have any appropriate matter brought before the next annual meeting of shareholders must submit such proposal in accordance with the proxy rules of the Securities and Exchange Commission. Such proposals should be sent to the Corporate North Lily Mining Company, 1800 Glenarm Place, Suite 210, Denver, Colorado 80202, for receipt no later than December 31, 1996.

                                  By order of the Board of Directors:

                                  Stephen E. Flechner, President
Denver, Colorado
March __, 1996

                                      EXHIBIT A

    If the proposal to change the name of the Company is approved by the shareholders, Article I of the Company's Articles of Incorporation would be amended to state as follows:

                                      ARTICLE I
                                         NAME

         The name of the Corporation is Tamarine NLMC Ltd.

    If the proposal to authorize Preferred Stock is approved by the shareholders, Article IV of the Company's Articles of Incorporation would be amended to state as follows:

                                      ARTICLE IV
                                    CAPITAL STOCK

         SECTION 1. CLASSES AND SHARES AUTHORIZED. The authorized capital stock of the corporation shall be 5,000,000 shares of Preferred Stock, no par value, and 30,000,000 shares of Common Stock, $.10 par value.

         SECTION 2.  PREFERRED STOCK.

         Shares of Preferred Stock may be divided into such series as may be established from time to time by the Board of Directors. The Board of Directors from time to time may fix and determine the relative rights and preferences of the shares of any series so established.

         SECTION 3.  COMMON STOCK.

         (a) After the corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts, then, and not otherwise, the holders of the Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors of the corporation and paid out of funds legally available therefor.

         (b) In the event of voluntary or involuntary liquidation, distribution, or sale of assets, dissolution, or winding-up of the corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of the Common Stock held by them respectively.

         (c) Except as may otherwise be required by law, each holder of the Common Stock shall have one vote in respect of each share of the Common Stock held by him on all matters voted upon by the stockholders.

         SECTION 4. GENERAL PROVISIONS. The capital stock of the corporation may be issued for money, property, services rendered, labor done, cash advanced to or on behalf of the corporation, or for any other assets of value in accordance with an action of the Board of Directors, whose judgment as to the value of the assets received in return for said stock shall be conclusive, and said stock, when issued, shall be fully paid and nonassessable.

                   NORTH LILY MINING COMPANY 1996 STOCK OPTION PLAN

1.  PURPOSE; EFFECTIVENESS OF THE PLAN.

    (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by helping the Company obtain and retain the services of employees, officers, consultants, and directors, upon whose judgment, initiative and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company.

    (b) This Plan will become effective on the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company (excluding holders of shares of Stock issued by the Company pursuant to the exercise of options granted under this Plan) within twelve months before or after that date. If the Plan is not so approved by the stockholders of the Company, any options granted under this Plan will be rescinded and will be void. This Plan will remain in effect until it is terminated by the Board or the Committee (as defined hereafter) under section 9 hereof, except that no ISO (as defined herein) will be granted after the tenth anniversary of the date of this Plan's adoption by the Board. This Plan will be governed by, and construed in accordance with, the laws of the State of Utah.

2.  CERTAIN DEFINITIONS.

    Unless the context otherwise requires, the following defined terms (together with other capitalized terms defined elsewhere in this Plan) will govern the construction of this Plan, and of any stock option agreements entered into pursuant to this Plan:

    (a) "10% Stockholder" means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in Section 424(d) of the Code at the time he or she is granted an Option, stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company and/or of its subsidiaries;

    (b)  "1933 Act" means the federal Securities Act of 1933, as amended;

    (c)  "Board" means the Board of Directors of the Company;

    (d) "Called for under an Option," or words to similar effect, means issuable pursuant to the exercise of an Option;

    (e) "Code" means the Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of this Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise);

    (f) "Committee" means a committee, known as the Compensation Committee, of two or more Disinterested Directors, appointed by the Board, to administer and interpret this Plan; provided that the term "Committee" will refer to the Board during such times as no Committee is appointed by the Board;

    (g)  "Company" means North Lily Mining Company, a Utah corporation;

    (h) "Disability" has the same meaning as "permanent and total disability," as defined in Section 22(e)(3) of the Code;

    (i) "Disinterested Director" means a member of the Board who is not during the period of one year prior to his or her service as an administrator of the Plan, or during the period of such service, granted or awarded Stock, options to acquire Stock, or similar equity securities of the Company under this Plan or any similar plan of the Company, other than the grant of a Formula Option pursuant to section 6(m) of this Plan;

    (j) "Eligible Participants" means persons who, at a particular time, are employees, officers, consultants, or directors of the Company or its subsidiaries;

    (k) "Fair Market Value" means, with respect to the Stock and as of the date an ISO or a Formula Option is granted hereunder, the market price per share of such Stock determined by the Committee, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows:

         (i) If the Stock was traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date;

         (ii) If the Stock was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value will be equal to the last-transaction price quoted by the NASDAQ system for such date;

         (iii) If the Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and

         (iv) If none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate.

    (l) "Formula Option" means an NSO granted to members of the Committee pursuant to section 6(m) hereof;

    (m)  "ISO" has the same meaning as "incentive stock option," as defined in
         Section 422 of the Code;

    (n) "Just Cause Termination" means a termination by the Company of an Optionee's employment by and/or service to the Company (or if the Optionee is a director, removal of the Optionee from the Board by action of the stockholders or, if permitted by applicable law and the bylaws of the Company, the other directors), in connection with the good faith determination of the Company's board of directors (or of the Company's stockholders if the Optionee is a director and the removal of the Optionee from the Board is by action of the stockholders, but in either case excluding the vote of the Optionee if he or she is a director or a stockholder) that the Optionee has engaged in any acts involving dishonesty or moral turpitude or in any acts that materially and adversely affect the business, affairs or reputation of the Company or its subsidiaries;

    (o) "NSO" means any option granted under this Plan whether designated by the Committee as a "non-qualified stock option," a "non-statutory stock option" or otherwise, other than an option designated by the Committee as an ISO, or any option so designated but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder;

    (p) "Option" means an option granted pursuant to this Plan entitling the option holder to acquire shares of Stock issued by the Company pursuant to the valid exercise of the option;

    (q) "Option Agreement" means an agreement between the Company and an Optionee, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan;

    (r) "Option Price" with respect to any particular Option means the exercise price at which the Optionee may acquire each share of the Option Stock called for under such Option;

    (s) "Option Stock" means Stock issued or issuable by the Company pursuant to the valid exercise of an Option;

    (t) "Optionee" means an Eligible Participant to whom Options are granted hereunder, and any transferee thereof pursuant to a Transfer authorized under this Plan;

    (u)  "Plan" means this 1996 Stock Option Plan of the Company;

    (v) "QDRO" has the same meaning as "qualified domestic relations order" as defined in Section 414(p) of the Code;

    (w)  "Stock" means shares of the Company's Common Stock, $.10 par value;

    (x) "Subsidiary" has the same meaning as "Subsidiary Corporation" as defined in Section 424(f) of the Code;

    (y) "Transfer," with respect to Option Stock, includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of such Option Stock, including without limitation an assignment for the benefit of creditors of the Optionee, a transfer by operation of law, such as a transfer by will or under the laws of descent and distribution, an execution of judgment against the Option Stock or the acquisition of record or beneficial ownership thereof by a lender or creditor, a transfer pursuant to a QDRO, or to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for estate planning purposes) under which a part or all of the shares of Option Stock are transferred or awarded to the spouse of the Optionee or are required to be sold; or a transfer resulting from the filing by the Optionee of a petition for relief, or the filing of an involuntary petition against such Optionee, under the bankruptcy laws of the United States or of any other nation.

3.  ELIGIBILITY.

    The Company may grant Options under this Plan only to persons who are Eligible Participants as of the time of such grant. Subject to the provisions of sections 4(d), 5 and 6 hereof, there is no limitation on the number of Options that may be granted to an Eligible Participant.

4.  ADMINISTRATION.

    (a) COMMITTEE. The Committee, if appointed by the Board, will administer this Plan. If the Board, in its discretion, does not appoint such a Committee, the Board itself will administer this Plan and take such other actions as the Committee is authorized to take hereunder; provided that the Board may take such actions hereunder in the same manner as the Board may take other actions under the Company's Articles of incorporation and bylaws generally.

    (b) AUTHORITY AND DISCRETION OF COMMITTEE. The Committee will have full and final authority in its discretion, at any time and from time to time, subject only to the express terms, conditions and other provisions of the Company's Articles of incorporation, bylaws and this Plan, and the specific limitations on such discretion set forth herein:

         (i) to select and approve the persons who will be granted Options under this Plan from among the Eligible Participants, and to grant to any person so selected one or more Options to purchase such number of shares of Option Stock as the Committee may determine;

         (ii) to determine the period or periods of time during which Options may be exercised, the Option Price and the duration of such Options, and other matters to be determined by the Committee in connection with specific Option grants and Options Agreements as specified under this Plan;

         (iii) to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for the operation and administration of this Plan; and

         (iv)   to delegate all or a portion of its authority under subsections
                (i) and (ii) of this section 4(b) to one or more directors of the Company who are executive officers of the Company, but only in connection with Options granted to Eligible Participants who are not subject to the reporting and liability provisions of
                Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and subject to such restrictions and limitations (such as the aggregate number of shares of Option Stock called for by such Options that may be granted) as the Committee may decide to impose on such delegate directors.

    (c) LIMITATION ON AUTHORITY. Notwithstanding the foregoing, or any other provision of this Plan, the Committee will have no authority:

         (i) to grant Options to any of its members, whether or not approved by the Board; and

         (ii) to determine any matters, or exercise any discretion, in connection with the Formula Options under section 6(m) hereof, to the extent that the power to make such determinations or to exercise such discretion would cause one or more members of the Committee no longer to be "Disinterested Directors" within the meaning of section 2(i) above.

    (d) DESIGNATION OF OPTIONS. Except as otherwise provided herein, the Committee will designate any Option granted hereunder either as an ISO or as an NSO. To the extent that the Fair Market Value (determined at the time the Option is granted) of Stock with respect to which all ISOs are exercisable for the first time by any individual during any calendar year (pursuant to this Plan and all other plans of the Company and/or its subsidiaries) exceeds $100,000, such option will be treated as an NSO. Notwithstanding the general eligibility provisions of section 3 hereof, the Committee may grant ISOs only to persons who are employees of the Company and/or its subsidiaries.

    (e) OPTION AGREEMENTS. Options will be deemed granted hereunder only upon the execution and delivery of an Option Agreement by the Optionee and a duly authorized officer of the Company. Options will not be deemed granted hereunder merely upon the authorization of such grant by the Committee.

5.  SHARES RESERVED FOR OPTIONS.

    (a) OPTION POOL. The aggregate number of shares of Option Stock that may be issued pursuant to the exercise of Options granted under this Plan initially will not exceed Two Million Seven Hundred Fifty Thousand (2,750,000) (the "Option Pool"), provided that such number automatically shall be adjusted annually on January 1 to a number equal to 10% of the number of shares of Stock of the Company outstanding on December 31 of the immediately preceding year, or 2,750,000 shares, whichever is greater, and provided further that such number will be increased by the number of shares of Option Stock that the Company subsequently may reacquire through repurchase or otherwise. Shares of Option Stock that would have been issuable pursuant to Options, but that are no longer issuable because all or part of those Options have terminated or expired, will be deemed not to have been issued for purposes of computing the number of shares of Option Stock remaining in the Option Pool and available for issuance.

    (b) ADJUSTMENTS UPON CHANGES IN STOCK. In the event of any change in the outstanding Stock of the Company as a result of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made in:

         (i) the aggregate number of shares of Option Stock in the Option Pool that may be issued pursuant to the exercise of Options granted hereunder;

         (ii) the Option Price and the number of shares of Option Stock called for in each outstanding Option granted hereunder; and

         (iii) other rights and matters determined on a per share basis under this Plan or any Option Agreement hereunder. Any such adjustments will be made only by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Options then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its Stock or securities convertible into or exchangeable for shares of its Stock.

6.  TERMS OF STOCK OPTION AGREEMENTS.

    Each Option granted pursuant to this Plan will be evidenced by an agreement (an "Option Agreement") between the Company and the person to whom such Option is granted, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan. Without limiting the foregoing, each Option Agreement (unless otherwise stated therein) will be deemed to include the following terms and conditions:

    (a) COVENANTS OF OPTIONEE. At the discretion of the Committee, the person to whom an Option is granted hereunder, as a condition to the granting of the Option, must execute and deliver to the Company a confidential information agreement approved by the Committee. Nothing contained in this Plan, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Plan will confer upon any Optionee any right with respect to the continuation of his or her status as an employee of, consultant or independent contractor to, or director of, the Company or its subsidiaries.

    (b) VESTING PERIODS. Unless the Option Agreement executed by an Optionee expressly otherwise provides and except as set forth herein, the right to exercise an Option granted hereunder will be subject to the following Vesting Periods, subject to the Optionee continuing to be an Eligible Participant and the occurrence of any other event (including the passage of time) that would result in the cancellation or termination of the Option:

         (i) no portion of the Option will be exercisable prior to the first anniversary of the date of grant set forth in the Option Agreement;

         (ii) upon and after such first anniversary of such date of grant, the Optionee may purchase up to fifty percent (50%) of the Total Award Option Stock; and

         (iii) the Option will become exercisable on a cumulative basis as to twelve and one-half (12.5%) of the Total Award Option Stock, at the end of every period of three (3) months that elapses after such first anniversary, so that the Option will have become fully exercisable, subject to the Optionee's remaining an Eligible Participant, on the second anniversary of such date of grant.

    (c)  EXERCISE OF THE OPTION.

         (i) MECHANICS AND NOTICE. An Option may be exercised to the extent exercisable (1) by giving written notice of exercise to the Company, specifying the number of full shares of Option Stock to be purchased and accompanied by full payment of the Option Price thereof and the amount of withholding taxes pursuant to subsection 6(c)(ii) below; and (2) by giving assurances satisfactory to the Company that the shares of Option Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event the Option Stock called for under the Option is registered under the 1933 Act, or in the event resale of such Option Stock without such registration would otherwise be permissible, this second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act, or any other applicable law, regulation or rule of any governmental agency.

         (ii) WITHHOLDING TAXES. As a condition to the issuance of the shares of Option Stock upon full or partial exercise of an NSO granted under this Plan, the Optionee will pay to the Company in cash, or in such other form as the Committee may determine in its discretion, the amount of the Company's tax withholding liability required in connection with such exercise. For purposes of this subsection 6(c)(ii), "tax withholding liability" will mean all federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Company.

    (d) PAYMENT OF OPTION PRICE. Each Option Agreement will specify the Option Price with respect to the exercise of Option Stock thereunder, to be fixed by the Committee in its discretion, but in no event will the Option Price for an ISO granted hereunder be less than the Fair Market Value (or, in case the Optionee is a 10% Stockholder, one hundred ten percent (110%) of such Fair Market Value) of the Option Stock at the time such ISO is granted, and in no event will the Option Price for an NSO granted hereunder be less than the 85% of Fair Market Value. The Option Price will be payable to the Company in United States dollars in cash or by check or, such other legal consideration as may be approved by the Committee, in its discretion.

         (i) For example, the Committee, in its discretion, may permit a particular Optionee to pay all or a portion of the Option Price, and/or the tax withholding liability set forth in subsection 6(c)(ii) above, with respect to the exercise of an Option either by surrendering shares of Stock already owned by such Optionee or by withholding shares of Option Stock, provided that the Committee determines that the fair market value of such surrendered Stock or withheld Option Stock is equal to the corresponding portion of such Option Price and/or tax withholding liability, as the case may be, to be paid for therewith.

         (ii) If the Committee permits an Optionee to pay any portion of the Option Price and/or tax withholding liability with shares of Stock with respect to the exercise of an Option (the "Underlying Option") as provided in subsection 6(d)(i) above, then the Committee, in its discretion, may grant to such Optionee (but only if Optionee remains an Eligible Participant at that time) additional NSOs, the number of shares of Option Stock called for thereunder to be equal to all or a portion of the Stock so surrendered or withheld (a "Replacement Option"). Each Replacement Option will be evidenced by an Option Agreement. Unless otherwise set forth therein, each Replacement Option will be immediately exercisable upon such grant (without any Vesting Period) and will be coterminous with the Underlying Option. The Committee, in its sole discretion, may establish such other terms and conditions for Replacement Options as it deems appropriate.

    (e) TERMINATION OF THE OPTION. Except as otherwise provided herein, each Option Agreement will specify the period of time, to be fixed by the Committee in its discretion, during which the Option granted therein will be exercisable, not to exceed ten years from the date of grant (the "Option Period"); provided that the Option Period will not exceed five years from the date of grant in the case of an ISO granted to a

         10% Stockholder. To the extent not previously exercised, each Option will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that each such Option will terminate, if earlier:

         (i) three months after the date that the Optionee ceases to be an Eligible Participant for any reason, other than by reason of death or disability or a Just Cause Termination;

         (ii) twelve months after the date that the Optionee ceases to be an Eligible Participant by reason of such person's death or disability; or

         (iii) immediately as of the date that the Optionee ceases to be an Eligible Participant by reason of a Just Cause Termination.

         In the event of a sale or all or substantially all of the assets of the Company, or a merger or consolidation or other reorganization in which the Company is not the surviving corporation, or in which the Company becomes a subsidiary of another corporation (any of the foregoing events, a "Corporate Transaction"), then notwithstanding anything else herein, the right to exercise all then outstanding Options will vest immediately prior to such Corporate Transaction and will terminate immediately after such Corporate Transaction; provided, however, that if the Board, in its sole discretion, determines that such immediate vesting of the right to exercise outstanding Options is not in the best interests of the Company, then the successor corporation must agree to assume the outstanding Options or substitute therefor comparable options of such successor corporation or a parent or subsidiary of such successor corporation.

    (f) OPTIONS NONTRANSFERABLE. No Option will be transferable by the Optionee otherwise than by will or the laws of descent and distribution, or in the case of an NSO, pursuant to a QDRO. During the lifetime of the Optionee, the Option will be exercisable only by him or her, or the transferee of an NSO if it was transferred pursuant to a QDRO.

    (g) QUALIFICATION OF STOCK. The right to exercise an Option will be further subject to the requirement that if at any time the Board determines, in its discretion, that the listing, registration or qualification of the shares of Option Stock called for thereunder upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase of shares of Option Stock thereunder, the Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions not acceptable to the Board, in its discretion.

    (h) ADDITIONAL RESTRICTIONS ON TRANSFER. By accepting Options and/or Option Stock under this Plan, the Optionee will be deemed to represent, warrant and agree as follows:

         (i) SECURITIES ACT OF 1933. The Optionee understands that the shares of Option Stock have not been registered under the 1933 Act, and that such shares are not freely tradeable and must be held indefinitely unless such shares are either registered under the 1933 Act or an exemption from such registration is
                available.   The Optionee understands that the Company is under
                no obligation to register the shares of Option Stock.

         (ii) OTHER APPLICABLE LAWS. The Optionee further understands that Transfer of the Option Stock requires full compliance with the provisions of all applicable laws.

         (iii) INVESTMENT INTENT. Unless a registration statement is in effect with respect to the sale of Option Stock obtained through exercise of Options granted hereunder: (1) Upon exercise of any Option, the Optionee will purchase the Option Stock for his or her own account and not with a view to distribution within the meaning of the 1933 Act, other than as may be effected in compliance with the 1933 Act and the rules and regulations promulgated thereunder; (2) no one else will have any beneficial interest in the Option Stock; and (3) he or she has no present intention of disposing of the Option Stock at any particular time.

    (i) COMPLIANCE WITH LAW. Notwithstanding any other provision of this Plan, Options may be granted pursuant to this Plan, and Option Stock may be issued pursuant to the exercise thereof by an Optionee, only after there has been compliance with all applicable federal and state securities laws, and all of the same will be subject to this overriding condition. The Company will not be required to register or qualify Option Stock with the Securities and Exchange Commission or any State agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Participant would be granted an Option hereunder prior to such grant.

    (j) STOCK CERTIFICATES. Certificates representing the Option Stock issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate this Plan's provisions. The Company may place a "stop transfer" order against shares of the Option Stock until all restrictions and conditions set forth in this Plan and in the legends referred to in this section 6(k) have been complied with.

    (k) NOTICES. Any notice to be given to the Company under the terms of an Option Agreement will be addressed to the Company at its principal executive office, Attention: Corporate Secretary, or at such other address as the Company may designate in writing. Any notice to be given to an Optionee will be addressed to the Optionee at the address provided to the Company by the Optionee. Any such notice will be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained

    (l) OTHER PROVISIONS. The Option Agreement may contain such other terms, provisions and conditions, including such special forfeiture conditions, rights of repurchase, rights of first refusal and other restrictions on Transfer of Option Stock issued upon exercise of any Options granted hereunder, not inconsistent with this Plan, as may be determined by the Committee in its sole discretion.

    (m) FORMULA OPTIONS. On the date on which the Board appoints, or the stockholders of the Company elect, a person who is not an employee of the Company as a member of the Board for the first time, such director will be granted a Formula Option to purchase 100,000 shares of Stock. Immediately after the completion of each annual meeting of the stockholders of the Company, each member of the Board who is not an employee of the Company will be awarded a Formula Option to purchase 100,000 shares of Stock. Formula Options will have an Option Price equal to the Fair Market Value of the

         Stock as of the date of such grant. Formula Options shall vest in 33-1/3% increments on each one year anniversary of the date of grant, until a Formula Option becomes exercisable in full on the third anniversary of the date of grant. Except as otherwise specifically provided in this section 6(m), all other terms of this Plan will apply to all Formula Options granted pursuant to this section 6(m).

7.  PROCEEDS FROM SALE OF STOCK.

    Cash proceeds from the sale of shares of Option Stock issued from time to time upon the exercise of Options granted pursuant to this Plan will be added to the general funds of the Company and as such will be used from time to time for general corporate purposes.

8.  MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS.

    Subject to the terms and conditions and within the limitations of this Plan, and except with respect to Formula Options, the Committee may modify, extend or renew outstanding Options granted under this Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of any Option will, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted under this Plan.

9.  AMENDMENT AND DISCONTINUANCE.

    The Board or the Committee may amend, suspend or discontinue this Plan at any time or from time to time; provided that no action of the Board or the Committee will cause ISOs granted under this Plan not to comply with
    Section 422 of the Code unless the Board or the Committee specifically declares such action to be made for that purpose and provided further, that the provisions of section 6(m) hereof may not be amended more often than once during any six (6) month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules and regulations thereunder. Moreover, no such action may alter or impair any Option previously granted under this Plan without the consent of the holder of such Option. The Board or the Committee may amend the Plan without shareholder approval where such approval is not required to satisfy any statutory or regulatory requirements.

10. PLAN COMPLIANCE WITH RULE 16B-3.

    With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, transactions under this plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the plan or action by the plan administrators fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the plan administrators.

11. COPIES OF PLAN.

    A copy of this Plan will be delivered to each Optionee at or before the time he or she executes an Option Agreement.
 ***
Date Plan Adopted by Board of Directors: March 22, 1996
Date Plan Approved by Stockholders:              , 1996

                 NORTH LILY MINING COMPANY 1996 RESTRICTED STOCK PLAN

1.  PURPOSE; EFFECTIVENESS OF THE PLAN.

    (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by helping the Company obtain and retain the services of employees, officers, consultants, and directors, upon whose judgment, initiative and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company.

    (b) This Plan will become effective on the date of its adoption by the Board, provided this Plan is approved by the stockholders of the Company (excluding shares of Stock issued by the Company pursuant to this Plan) within twelve (12) months before or after that date.
        If this Plan is not so approved by the stockholders of the Company within such period of time, any agreements entered into under this Plan, and any issuances of Stock thereunder, will be rescinded and will be void. This Plan will remain in effect until it is terminated by the Board or the Committee under section 8 hereof. This Plan will be governed by, and construed in accordance with, the laws of the State of Utah.

2.  CERTAIN DEFINITIONS.

    Unless the context otherwise requires, the following defined terms (together with other capitalized terms defined elsewhere in this Plan) will govern the construction of this Plan, and of any agreements entered into pursuant to this Plan:

    (a) "1933 Act" means the federal Securities Act of 1933, as amended;

    (b) "1934 Act" means the federal Securities Exchange Act of 1934, as amended;

    (c) "Board" means the Board of Directors of the Company;

    (d) "Code" means the Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of this Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise);

    (e) "Committee" means a committee, known as the Compensation Committee, of two or more Disinterested Directors, appointed by the Board, to administer and interpret this Plan; provided that the term "Committee" will refer to the Board during such times as no Committee is appointed by the Board;

    (f) "Company" means North Lily Mining Company, a Utah corporation;

    (g) "Disinterested Director" means a member of the Board who is not during the period of one year prior to his or her service as an administrator of the Plan, or during the period of such service, granted or awarded Stock, options to acquire Stock, or similar equity securities of the Company under this Plan or any similar plan of the Company, other than a Formula Award pursuant to section 6(j) of this Plan or as otherwise permitted by Rule 16b-3(c)(ii) under the 1934 Act;

    (h) "Eligible Participants" means persons who, at a particular time, are employees, officers, consultants or directors of the Company or its subsidiaries;

    (i) "Formula Award" means an issuance of Restricted Stock to members of the Committee pursuant to section 6(j) hereof;

    (j) "Holder" means an Eligible Participant to whom any Restricted Stock is issued hereunder, and any transferee thereof pursuant to a Transfer authorized under this Plan;

    (k) "Plan" means this 1996 Restricted Stock Plan of the Company;

    (l) "Purchase Price" means the price per share at which an Eligible Participant may purchase Restricted Stock hereunder, pursuant to an Restricted Stock Purchase Agreement.

    (m) "Restricted Stock" means Stock issued or issuable by the Company pursuant to this Plan;

    (n) "Restricted Stock Purchase Agreement" means an agreement between the Company and an Eligible Participant to evidence the terms and conditions of the issuance of Restricted Stock hereunder;

    (o) "Stock" means shares of the Company's Common Stock, $.10 par value;

    (p) "subsidiary" has the same meaning as "Subsidiary Corporation" as defined in Section 424(f) of the Code;

    (q) "Termination Event" means, with respect to any Holder of Restricted Stock, any event that results in such Holder no longer being an Eligible Participant hereunder for any reason whatsoever (whether by reason of such Holder's death, disability, voluntary resignation, involuntary termination, or any other reason).

    (r) "Transfer," with respect to Restricted Stock, includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of such Restricted Stock, including without limitation an assignment for the benefit of creditors of the Holder, a transfer by operation of law, such as a transfer by will or under the laws of descent and distribution, an execution of judgment against the Restricted Stock or the acquisition of record or beneficial ownership thereof by a lender or creditor, a transfer pursuant to a qualified domestic relations order, or to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for estate planning purposes) under which a part or all of the shares of Restricted Stock are transferred or awarded to the spouse of the Holder or are required to be sold; or a transfer resulting from the filing by the Holder of a petition for relief, or the filing of an involuntary petition against such Holder, under the bankruptcy laws of the United States or of any other nation.

3.  ELIGIBILITY.

    The Company may issue Restricted Stock under this Plan only to persons who are Eligible Participants as of the time of such issuance. Subject to the provisions of section 5, there is no limitation on the amount of Restricted Stock that may be issued to an Eligible Participant.

4.  ADMINISTRATION.

    (a) COMMITTEE. The Committee, if appointed by the Board, will administer this Plan. If the Board, in its discretion, does not appoint such a Committee, the Board itself will administer this Plan and take such other actions as the Committee is authorized to take hereunder; provided that the Board may take such actions hereunder in the same manner as the Board may take other actions under the Company's Articles of incorporation and bylaws generally.

    (b) AUTHORITY AND DISCRETION OF COMMITTEE. The Committee will have full and final authority in its discretion, at any time and from time to time, subject only to the express terms, conditions and other provisions of the Company's Articles of incorporation, bylaws and this Plan:

        (i) to select and approve the persons to whom Restricted Stock will be issued under this Plan from among the Eligible Participants, including the number of shares of Restricted Stock so issued to each such person;

        (ii) to determine the Purchase Price of Restricted Stock issued under this Plan, the period or periods of time during which the Company will have a right to repurchase such Restricted Stock and the terms and conditions of such repurchase, and other matters to be determined by the Committee in connection with specific issuances of Restricted Stock and Restricted Stock Purchase Agreements as provided in this Plan;

        (iii) to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for the operation and administration of this Plan; and

        (iv)  to delegate all or a portion of its authority under subsections
              (i) and (ii) of this section 4(b) to one or more directors of the Company who are executive officers of the Company, but only in connection with the issuance of Restricted Stock to Eligible Participants who are not subject to the reporting and liability provisions of Section 16 of the 1934 Act and the rules and regulations thereunder, and subject to such restrictions and limitations (such as the aggregate number of shares of Restricted Stock that may be issued) as the Committee may decide to impose on such delegate directors.

    (c) LIMITATION ON AUTHORITY. Notwithstanding the foregoing, or any other provision of this Plan, the Committee will have no authority:

        (i) to approve the issuance of Restricted Stock to any of its members, whether or not approved by the Board; and

        (ii) to determine any matters, or exercise any discretion, in connection with the Formula Awards under section 6(j) hereof, to the extent that the power to make such determinations or to exercise such discretion would cause one or more members of the Committee no longer to be "Disinterested Directors".

    (d) RESTRICTED STOCK PURCHASE AGREEMENTS. Restricted Stock will be issued hereunder only upon the execution and delivery of an Restricted Stock Purchase Agreement by the

        Holder and a duly authorized officer of the Company. Restricted Stock will not be deemed issued merely upon the authorization of such issuance by the Committee.

5.  SHARES RESERVED FOR RESTRICTED STOCK.

    (a) RESTRICTED STOCK POOL. The aggregate number of shares of Restricted Stock that may be issued pursuant to this Plan initially will not exceed Two Million Seven Hundred Fifty Thousand (2,750,000) (the "Restricted Stock Pool"), provided that such number automatically shall be adjusted annually on January 1 to a number equal to 10% of the number of shares of Stock of the Company outstanding on December 31 of the immediately preceding year, or 2,750,000 shares, whichever is greater, and provided further that such number will be increased by the number of shares of Restricted Stock that the Company subsequently may reacquire through repurchase or otherwise.

    (b) ADJUSTMENTS UPON CHANGES IN STOCK. In the event of any change in the outstanding Stock of the Company as a result of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made in:

        (i) the aggregate number of shares of Restricted Stock in the Restricted Stock Pool that may be issued pursuant to this Plan;

        (ii) the exercise price of any rights of repurchase or of first refusal under this Plan; and

        (iii) other rights and matters determined on a per share basis under this Plan or any Restricted Stock Purchase Agreement hereunder.

        Any such adjustments will be made only by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan. If there is any other change in the number or kind of the outstanding shares of Stock of the Company, or of any other security into which that Stock has been changed or for which it hasbeen exchanged, and if the Board, in its sole discretion, determines that this change requires any adjustment in the restrictions onTransfer, rights of repurchase, or rights of first refusal inRestricted Stock then subject to this Plan, such an adjustment will bemade in accordance with the determination of the Board. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its Stock or securities convertible into or exchangeable for shares of its Stock.

6.  TERMS OF RESTRICTED STOCK PURCHASE AGREEMENTS.

    Each issuance of Restricted Stock pursuant to this Plan will be evidenced by an Restricted Stock Purchase Agreement between the Company and the Eligible Participant to whom such Restricted Stock is to be issued, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan. Each Restricted Stock Purchase Agreement will specify the Purchase Price with respect to the Restricted Stock to be sold to the Holder thereunder, to be fixed by the Committee in its discretion. The Purchase Price will be payable to the Company in United States dollars in cash or by check or, such other legal consideration as may be approved by the Committee, in its discretion. Without limiting the foregoing, each Restricted Stock Purchase Agreement (unless otherwise stated therein) will be deemed to include the following terms and conditions:

    (a) COVENANTS OF HOLDER. At the discretion of the Committee, the person to whom Restricted Stock is issued hereunder, as a condition to such issuance, must execute and deliver to the Company, a confidential information agreement approved by the Committee. Nothing contained in this Plan, any Restricted Stock Purchase Agreement or in any other agreement executed in connection with the issuance of Restricted Stock under this Plan will confer upon any Holder any right with respect to the continuation of his or her status as an employee of, consultant or independent contractor to, or director of the Company, and its subsidiaries.

    (b) VESTING PERIODS; COMPANY REPURCHASE RIGHT.

        (i) Unless the Restricted Stock Purchase Agreement executed by a Holder expressly otherwise provides and except as set forth herein, as of the date issued, all of the shares of Restricted Stock issued pursuant to the agreement (the "Total Award Shares") will be deemed "Unvested" and will become "Vested" for purposes of subsection 6(b)(ii) according to the following schedule:

              (1) no portion of the Total Award Shares will be deemed "Vested" prior to the first anniversary of the date on which the Restricted Stock was issued to the Holder (the "Issue Date");

              (2) upon and after such first anniversary of the Issue Date, fifty percent (50%) of the Total Award Shares will be have become fully "Vested," subject to the Holder's remaining an Eligible Participant; and

              (3) the remaining Restricted Stock will become "Vested" on a cumulative basis as to twelve and one-half (12.5%) of the Total Award Shares, at the end of every period of three
                     (3) months that elapses after such first anniversary of the Issue Date, so that the Total Award Shares will have become fully "Vested," subject to the Holder's remaining an Eligible Participant, on the second anniversary of such Issue Date.

        (ii) SCOPE OF REPURCHASE RIGHT. Upon the occurrence of any Termination Event with respect to any Holder of Restricted Stock, the Company will have an assignable right (but not an obligation), to repurchase any Unvested shares of Restricted Stock owned by such Holder at the time of such Termination
              Event for a repurchase price per share equal to the Holder's
              (or in the case of Restricted Stock that has been Transferred, the original Holder's) original cost per share, subject to appropriate adjustment pursuant to section 5(b).

        (iii) MECHANICS AND NOTICE. Within thirty (30) days after any such Termination Event, the Holder of any Unvested Restricted
              Stock will provide to the Company a notice of the occurrence of such Termination Event. Within ninety (90) days of the receipt of such notice, the Company will exercise its right, if at all, by informing the Holder in writing of the Company's intention to do so, and specifying a closing date within such ninety (90) day period. The Unvested Stock will be repurchased at the Company's principal executive offices on that date. The repurchase price will be paid in cash or cancellation of indebtedness (if any) at that time. If the Company (or its assignee) fails to exercise its purchase rights as provided under this section 6(b), then at the end of the ninety (90) day period referred to herein, all Unvested Restricted Stock of the

              Holder immediately will become Vested Restricted Stock for all purposes hereunder.

    (c) RESTRICTIONS ON TRANSFER OF RESTRICTED STOCK.

        (i) GENERAL RULE ON PERMISSIBLE TRANSFER OF RESTRICTED STOCK. Restricted Stock may be Transferred only in accordance with the specific limitations on the Transfer of Restricted Stock imposed by applicable state or federal securities laws and set forth below, and subject to certain undertakings of the transferee (subsection 6(c)(iii)). All Transfers of Restricted Stock not meeting the conditions set forth in this section 6(c) are expressly prohibited.

        (ii) EFFECT OF PROHIBITED TRANSFER. Any prohibited Transfer of Restricted Stock is void and of no effect. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertaking or right under this subsection 6(c), or exercise any other legal or equitable remedy.

        (iii) REQUIRED UNDERTAKING. Any Transfer that would otherwise be permitted under the terms of this Plan is prohibited unless the transferee executes such documents as the Company may reasonably require to ensure that the Company's rights under an Restricted Stock Purchase Agreement and this Plan are adequately protected with respect to the Restricted Stock so Transferred. Such documents may include, without limitation, an agreement by the transferee to be bound by all of the terms of this Plan, and of the applicable Restricted Stock Purchase Agreement, as if the transferee were the original Holder of such Restricted Stock.

        (iv) ESCROW. To facilitate the enforcement of the restrictions on Transfer set forth in this Plan, the Committee may, at its discretion, require the Holder of shares of Restricted Stock to deliver the certificate(s) for such shares with a stock power executed in blank by Holder and Holder's spouse, to the Secretary of the Company or his or her designee, to hold said certificate(s) and stock power(s) in escrow and to take all such actions and to effectuate all such Transfers and/or releases as are in accordance with the terms of this Plan. The certificates may be held in escrow so long as the shares of Restricted Stock whose ownership they evidence are subject to any right of repurchase or of first refusal under this Plan or under an Restricted Stock Purchase Agreement. Each Holder acknowledges that the Secretary of theCompany (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the issuance of shares of Restricted Stock under this Plan, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to an Restricted Stock Purchase Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

    (d) ADDITIONAL RESTRICTIONS ON TRANSFER. By accepting Restricted Stock under this Plan, the Holder will be deemed to represent, warrant and agree as follows:

        (i) SECURITIES ACT OF 1933. The Holder understands that the shares of Restricted Stock have not been registered under the 1933 Act, and that such shares are not freely tradeable and must be held indefinitely unless such shares are either registered under the 1933 Act or an exemption from such registration is available.

        (ii) OTHER APPLICABLE LAWS. The Holder further understands that each Transfer of the Restricted Stock requires full compliance with the provisions of all applicable laws.

        (iii) INVESTMENT INTENT. Unless a registration statement is in effect with respect to the sale and issuance of the Restricted Stock to the Holder hereunder: (1) the Holder is purchasing the Restricted Stock for his or her own account and not with a view to distribution within the meaning of the 1933 Act, other than as may be effected in compliance with the 1933 Act and the rules and regulations promulgated thereunder; (2) no one else will have any beneficial interest in the Restricted Stock; and (3) Holder has no present intention of disposing of the Restricted Stock at any particular time.

    (e) COMPLIANCE WITH LAW. Notwithstanding any other provision of this Plan, Restricted Stock may be issued pursuant to this Plan only after there has been compliance with all applicable federal and state securities laws, and such issuance will be subject to this overriding condition. The Company will not be required to register or qualify Restricted Stock with the Securities and Exchange Commission or any State agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Participant would be issued Restricted Stock hereunder prior to such issuance.

    (f) STOCK CERTIFICATES. Certificates representing the Restricted Stock issued pursuant to this Plan will bear all legends required by law and necessary to effectuate this Plan's provisions. The Company may place a "stop transfer" order against shares of the Restricted Stock until all restrictions and conditions set forth in this Plan and in the legends referred to in this section 6(f) have been complied with.

    (g) MARKET STANDOFF. To the extent requested by the Company and any underwriter of securities of the Company in connection with a firm commitment underwriting, no Holder of any shares of Restricted Stock will sell or otherwise Transfer any such shares not included in such underwriting, or not previously registered pursuant to a registration statement filed under the 1933 Act, during the one hundred twenty (120) day period following the effective date of the registration statement filed with the Securities and Exchange Commission in connection with such offering.

    (h) NOTICES. Any notice to be given to the Company under the terms of an Restricted Stock Purchase Agreement will be addressed to the Company at its principal executive office, Attention: Corporate Secretary, or at such other address as the Company may designate in writing. Any notice to be given to a Holder will be addressed to the Holder at the address provided to the Company by the Holder. Any such notice will be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

    (i) OTHER PROVISIONS. The Restricted Stock Purchase Agreement may contain such other terms, provisions and conditions, including such special forfeiture conditions, rights of repurchase, rights of first refusal and other restrictions on Transfer of Restricted Stock issued hereunder, not inconsistent with this Plan, as may be determined by the Committee in its sole discretion.

    (j) FORMULA AWARDS. On the date on which the Board appoints, or the stockholders of the Company elect, a person who is not an employee of the Company as a member of the Board for the first time, such director will be issued 100,000 shares of Restricted Stock. Immediately after the completion of each annual meeting of the stockholders of the Company, each member of the Board who is not an employee of the Company will be issued 100,000 shares of Restricted Stock. Such Restricted Stock (the issuance of which will be referred to herein as a "Formula Award") will have a Purchase Price equal to the Fair Market Value of the Stock as of the date of such issuance. Formula Awards shall vest in 33-1/3% increments on each one year anniversary of the date of issue, until a Formula Award becomes exercisable in full on the third anniversary of the date of issue. Except as otherwise specifically provided in this section 6(j), all other terms of this Plan will apply to all Formula Awards made pursuant to this section 6(j). For purposes of this section 6(j), "Fair Market Value" means, with respect to the Restricted Stock issued under a Formula Award, the market price per share of the Company's Stock as follows:

        (i) if the Stock was traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date;

        (ii) if the Stock was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value will be equal to the last-transaction price quoted by the NASDAQ system for such date;

        (iii) if the Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and

        (iv) if none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate.

7.  PROCEEDS FROM SALE OF STOCK.

    Cash proceeds from the sale of shares of Restricted Stock issued from time to time pursuant to this Plan will be added to the general funds of the Company and as such will be used from time to time for general corporate purposes.


8.  AMENDMENT AND DISCONTINUANCE.

    The Board or the Committee may amend, suspend or discontinue this Plan at any time or from time to time; provided that no such action of the Board or the Committee shall alter or impair any rights previously granted to Holders under the Plan without the consent of such affected Holders (or their successors or assignees); and provided further that the provisions of section

    6(j) hereof may not be amended more often than once during any six (6) month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules and regulations thereunder. The Board or the Committee may amend the Plan without shareholder approval where such approval is not required to satisfy any statutory or regulatory requirements.

9.  PLAN COMPLIANCE WITH RULE 16B-3.

    With respect to persons subject to the liability and reporting requirements of Section 16 of 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Plan or action by the Plan administrators fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan administrators.

10. COPIES OF PLAN.

    A copy of this Plan will be delivered to each Holder at or before the time he or she executes an Restricted Stock Purchase Agreement.
 ***
Date Plan Adopted by Board of Directors: March 22, 1996
Date Plan Approved by Stockholders:                     , 1996

                                        PROXY
                              NORTH LILY MINING COMPANY

                      PROXY SOLICITED BY THE BOARD OF DIRECTORS
                        FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held ____________________ 1996

The undersigned hereby constitutes and appoints Stephen E. Flechner and W. Gene Webb the true and lawful attorneys and proxies of the undersigned each with full power of substitution and appointment, for and in the name, place, and stead of the undersigned to act for and to vote all of the undersigned's shares of common stock of North Lily Mining Company (the "Company") at the Annual Meeting of Shareholders to be held on __________, 1996, at ____ _.m., _______ Standard Time, at ___
___________________________________________________________________, and at any
and all adjournments thereof, for the purpose of considering and acting upon:

1.  ELECTION OF DIRECTORS    / /FOR all nominees listed below   / /WITHHOLD
                             (except as marked to the           AUTHORITY to
                             contrary below)                    vote for all
                                                                nominees listed
                                                                below
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK
 THE BOX NEXT TO THE NOMINEE'S NAME BELOW.)

/ /S. Flechner       / /R. Horsley     / /T. Loud     / /J. Twohig   / /W. Webb

2.  PROPOSAL TO APPROVE THE REVERSE STOCK SPLIT
               / /FOR                     / /AGAINST            / /ABSTAIN

3.  PROPOSAL TO ADOPT 1996 STOCK OPTION PLAN
               / /FOR                     / /AGAINST            / /ABSTAIN

4.  PROPOSAL TO ADOPT 1996 RESTRICTED STOCK PLAN
               / /FOR                     / /AGAINST            / /ABSTAIN

5.  PROPOSAL TO AMEND ARTICLES OF INCORPORATION TO CHANGE NAME OF CORPORATION

               / /FOR                     / /AGAINST            / /ABSTAIN

6.  PROPOSAL TO AMEND ARTICLES OF INCORPORATION TO AUTHORIZE PREFERRED STOCK
               / /FOR                     / /AGAINST            / /ABSTAIN

7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, AND 6.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith.
Dated and signed                         , 1996.
                ------------------------         ------------------------------


                                                 ------------------------------
                                                 SIGNATURE(S) OF SHAREHOLDER(S)
                                                 (Signature(s) should agree
                                                 with the name(s) stenciled
                                                 hereon.  Executors,
                                                 administrators, trustees,
                                                 guardians, and attorneys
                                                 should indicate when signing.
                                                 Attorneys should submit powers
                                                 of attorney.

PLEASE SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

PROXIES MUST BE SIGNED AND DATED IN ORDER TO BE VALID.